Exhibit 99.1

For More Information:

www.bea.com/news

BEA Systems Reports Fiscal Third Quarter Financial Results;

Achieves Record Total Revenue

License Revenue Growth Rate Accelerates to 6%, Driven by

Customer Adoption of AquaLogic Product Line for SOA and

Improved Execution in the Americas

SAN JOSE, Calif. – November 17, 2005 – BEA Systems, Inc. (Nasdaq: BEAS), a world leader in enterprise infrastructure software, today announced results for its fiscal third quarter. For the third quarter ended Oct. 31, 2005, BEA reported record total revenues of $291.5 million, up 10% from $264.4 million in last year’s third quarter. For the third quarter, BEA reported license revenues of $121.3 million, up 6% from $114.9 million a year ago, and services revenue of $170.2 million, up 14% from $149.5 million a year ago. For the third quarter, on a generally accepted accounting principles (“GAAP”) basis, BEA reported operating income of $49.7 million, compared to $49.7 million a year ago. BEA reported GAAP third quarter net income of $37.1 million, up 11% from $33.5 million a year ago, and GAAP diluted net income per share of $0.09, up from $0.08 a year ago. BEA generated third quarter cash flow from operations of $65.4 million, up 19% from $55.1 million a year ago.

BEA reported third quarter non-GAAP net income of $42.7 million, up 17% from $36.5 million a year ago, and non-GAAP diluted net income per share of $0.11, compared to $0.09 a year ago. Non-GAAP results exclude certain acquisition-related expenses, net gains or losses on investments in equity securities, facilities consolidation and other non-recurring charges. A reconciliation of non-GAAP adjustments is summarized on pages six and seven of this release. For full details on BEA’s reported results, see the financial tables accompanying this release.

“For the second quarter in a row, we achieved year-over-year and sequential license revenue growth in Q3. Our license revenue growth rate accelerated in Q3, and we forecast accelerated license revenue growth again in the fourth quarter,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “Congratulations to the entire BEA team, and especially the Americas team, on a great quarter. The Americas team delivered our highest revenue performance ever in the Americas, and grew revenue 17% over last year, their third consecutive quarter of double digit growth. Our WebLogic Server business continued to grow faster than industry analyst projections for the app server market. In addition, contribution accelerated from our new product lines, particularly our new AquaLogic product family. We had our first multi-million dollar stand-alone order for our new AquaLogic Service Bus, and our AquaLogic product family contributed to seven out of our 19 $1 million license deals.”

“BEA is on the move. We are making strides in executing our focused strategy to deliver innovative and robust infrastructure software to our customers. Our product strategy includes enhancing our entire product portfolio while delivering a new product family that builds on our

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BEA Reports Q3 Fiscal 2006 Results

November 17, 2005 / Page 2

performance lead in the core application server market and opens opportunities for BEA in new growth markets,” said Chuang. “In the core product set, we are delivering innovative new features that make it easier for customers to build, deploy and manage large-scale mission-critical systems. We are expanding the core application infrastructure into new growth areas, such as SIP support for VOIP and the triple-play opportunity in the telco market, as well as edge server technology for the RFID market. And we have built a new service infrastructure layer, the AquaLogic product family, to support SOA. To supplement our internal development, we have expanded our technology portfolio and development teams with acquisitions such as Plumtree, Compoze, ConnecTerra, M7 and SolarMetric. In addition to the talent these acquisitions have added to our technology and development teams, they have also added important new customer and partner relationships.”

BEA Delivers Business Results for Key Customers and Expands Partner Agreements

Key customer, partner and end-user agreements signed in the quarter included Accredited Home Lenders, ADP Business Services, Agriculture Bank of China, AOL, Apoteket AB, Beijing Mobile, Blue Cross Blue Shield, China Construction Bank, China Mobile Zhejiang, China Unicom, Citigroup, Claro, Commonwealth of Massachusetts, Deutsche Bank Alex Brown, Ericsson, Far Eastone Telecom, FileNet, France Telecom, Genworth Financial, HealthNet, Kabel Deutschland Breitband Services, LG Electronics, Matson Navigation, NEC, Procter & Gamble, Samsung Electronics, Social Security Administration, Societe Generale Asset Management, United Overseas Bank Limited, U.S. Marine Corps, University of California at Los Angeles and Visage Mobile.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs, and ISVs, including 3M, Adobe, Agile, Allbridge, AmberPoint, Aris Global, BMC Software, Borland, BusinessObjects, Carreker, CEI, Celeritas Technologies, CheckFree, Connectria, Convergys, Cubic, CyberShift, Data Storage Solutions, DataSynapse, Deltek, EMC/Documentum, Fidelity Information, First Apex, FundTech, HP Openview, iCongo, Infotrieve, Innopatch, Intec Billing, Interdynamix Systems, Interwoven, Jacada, Life Science Technologies, LSI-Lowery System, M2 Consulting, Manugistics, Manitas, Maximus, Mercury Interactive, Meridian IT Solutions, Microsoft, Motive, Myra Systems, NST, Outernet, Performance Retail, Primitive Logic, Protel Communications, RadialPoint, Quest Software, Savi, Siebel, SOROC Technology, Stele Infotech, SunGard, SupportSoft, Symantec, Syndera, TechFlow, Visiprise, Wily Technologies, WorkSuite, Xign and Zhone Technology.

Legal Notice Regarding Non-GAAP Financial Information

BEA provides non-GAAP expense, operating income, operating margin, net income, and net income per share data as additional information for investors. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), are intended to supplement GAAP financial information, and may be different than non-GAAP measures used by other companies. BEA believes that the presentation of non-GAAP, financial measures provides useful information to investors regarding our results of operations. BEA believes it also provides an alternative method of assessing our operating results that we believe

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BEA Reports Q3 Fiscal 2006 Results

November 17, 2005 / Page 3

is focused on our core on-going operations and may allow investors to perform additional meaningful period-to-period comparisons of our operating results. In addition, BEA’s management team uses these measures for reviewing our financial results, and for budget and planning purposes.

About BEA Systems, Inc.

BEA Systems, Inc. (NASDAQ: BEAS) is a world leader in enterprise infrastructure software, providing standards-based platforms to accelerate the secure flow of information and services. BEA product lines – WebLogic®, Tuxedo®, JRockit® and the new AquaLogic™ family of Service Infrastructure – help customers reduce IT complexity and successfully deploy Service-Oriented Architectures to improve business agility and efficiency. For more information please visit bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/ or through Streetevents’ CompanyBoardroom site at http://www.companyboardroom.com. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through December 2, 2005, by dialing 706-645-9291, access code 2480823.

Copyright © 2005 BEA Systems, Inc. All rights reserved. BEA, Built on BEA, Jolt, Joltbeans, Steelthread, Top End, Tuxedo, BEA WebLogic Server, BEA JRockit, BEA Liquid Data for WebLogic, and WebLogic are registered trademarks of BEA Systems, Inc. BEA AquaLogic, BEA AquaLogic Data Services Platform, BEA AquaLogic Enterprise Security, BEA AquaLogic Service Bus, BEA dev2dev Subscriptions, BEA eLink, BEA MessageQ, BEA WebLogic Communications Platform, BEA WebLogic Enterprise, BEA WebLogic Enterprise Platform, BEA WebLogic Enterprise Security, BEA WebLogic Express, BEA WebLogic Integration, BEA WebLogic Java Adapter for Mainframe, BEA WebLogic JDriver, BEA WebLogic Log Central, BEA WebLogic Network Gatekeeper, BEA WebLogic Platform, BEA WebLogic Portal, BEA WebLogic SIP Server, BEA WebLogic WorkGroup Edition, and BEA WebLogic Workshop, are trademarks of BEA Systems, Inc. BEA Mission Critical Support is a service mark of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statement regarding (i) a forecast for fourth quarter accelerated growth, (ii) enhancement of the BEA product portfolio, (iii) delivery of a new BEA product family, (iv) an increase in BEA’s performance lead in the core application server market, (v) expanding opportunities for BEA in new growth markets, (vi) continued delivery of innovative new features in the core product set that make it easier for customers to build, deploy and manage large-scale mission-critical systems, and (vii) expanding the core application infrastructure into new growth areas, as well as other matters discussed in this new release that are not purely historical data. Forward-looking statements are subject to risks and uncertainties that may cause actual results to

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BEA Reports Q3 Fiscal 2006 Results

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differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with: quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP, telecommunications, and RFID software; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; any decline in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those received at the end of our quarter; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; the length of BEA’s sales cycle; the dependence on acceptance of BEA’s products by channel partners; dependence on the success of BEA’s channel partners; dependence on retaining and hiring key personnel; rapid technological change; the integration of new technology and personnel as a result of acquisitions; potential software defects (particularly with regard to newly introduced and planned products, such as those related to BEA WebLogic Communications Platform); significant leverage and debt service requirements; and any other risks indicated in our filings with the Securities and Exchange Commission (SEC). For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the year ended January 31, 2005, our Quarterly Report on Form 10-Q for the quarters ended April 30, 2005 and July 31, 2005, and our Current Reports on Form 8-K, as well as similar disclosures in subsequent BEA SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Media:	Investors:
May Petry, Sr. Director – Public Relations (408) 570-8704	Kevin Faulkner, Vice President – Investor Relations (408) 570-8293 Eric Stahl, Sr. Director – Investor Relations (415) 402-7734

– FINANCIAL TABLES FOLLOW –

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BEA Systems, Inc.

November 17, 2005 / Page 5

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
Revenues:
License fees	$121,323	$114,914	$355,693	$351,366
Services	170,200	149,485	502,708	437,956

Total revenues	291,523	264,399	858,401	789,322

Cost of revenues:
Cost of license fees	9,649	9,413	24,680	28,545
Cost of services	50,077	47,886	157,552	143,796

Total cost of revenues	59,726	57,299	182,232	172,341

Gross profit	231,797	207,100	676,169	616,981

Operating expenses:
Sales and marketing	104,684	96,868	316,007	297,167
Research and development	46,306	37,007	128,721	108,423
General and administrative	26,461	23,500	78,733	67,386
Facilities consolidation	—	—	—	8,165
Acquisition-related in-process research and development	4,600	—	4,600	—

Total operating expenses	182,051	157,375	528,061	481,141

Income from operations	49,746	49,725	148,108	135,840
Interest and other, net	5,284	(1,859)	7,212	(8,108)

Income before provision for income taxes	55,030	47,866	155,320	127,732

Provision for income taxes	17,890	14,360	47,977	38,320

Net income	$37,140	$33,506	$107,343	$89,412

Net income per share:
Basic	$0.10	$0.08	$0.27	$0.22

Diluted	$0.09	$0.08	$0.27	$0.21

Shares used in computing net income per share:
Basic	385,850	404,690	390,593	407,667

Diluted	394,850	411,100	398,907	418,113

BEA Systems, Inc.

November	17, 2005 / Page 6

BEA SYSTEMS, INC.

NON-GAAP STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME

(In thousands, except for per share data)

(unaudited)

	For the Three Months Ended October 31, 2005				For the Three Months Ended October 31, 2004
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenues	$291,523	$—		$291,523	$264,399	$—		$264,399
Cost of revenues	59,726	(2,437	)(a)	57,289	57,299	(3,099	)(a)	54,200

Gross profit	231,797	2,437		234,234	207,100	3,099		210,199
Operating expenses	182,051	(5,272	)(b)(c)	176,779	157,375	(1,139	)(b)(c)	156,236

Income from operations	49,746	7,709		57,455	49,725	4,238		53,963
Interest and other, net	5,284	1,691	(d)	3,593	(1,859)	—	(d)	(1,859)

Income before provision for income taxes	55,030	6,018		61,048	47,866	4,238		52,104
Provision for income taxes	17,890	424	(e)	18,314	14,360	1,271	(e)	15,631

Net income	$37,140	$5,594		$42,734	$33,506	$2,967		$36,473

Net income per share	$0.09			$0.11	$0.08			$0.09

Diluted shares outstanding	394,850			394,850	411,100			411,100

(a)	Non-GAAP cost of revenues exclude $2,437 and $3,099 related to impairment and amortization of acquired intangible assets for the three months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred compensation and other acquisition-related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(b)	Non-GAAP operating expenses exclude $672 and $1,139 related to acquisition-related deferred compensation expense for the three months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred compensation and other acquisition-related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(c)	Non-GAAP operating expenses also exclude $4,600 and $0 related to acquisition-related in-process research and development for the three months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude acquisition-related in-process research and development because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition.
(d)	Non-GAAP interest and other, net excludes the net gain of $1,691 and $0 related to a minority interest in equity securities for the three months ended October 31, 2005 and 2004, respectively. The net gain represents a return of investment in minority interest in an equity security that had been written off due to impairment in a prior fiscal year. Management believes it is useful in measuring BEA’s operations to exclude the gain on the minority interest in equity securities because this gain is not part of the company’s operations but instead is a non-operating gain that is included in other income and is part of BEA’s investment activities.
(e)	Provision for income taxes assumes a tax rate of 30 percent and includes the impact of these non-GAAP adjustments.

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November 17, 2005 / Page 7

BEA SYSTEMS, INC.

NON-GAAP STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME

(In thousands, except for per share data)

(unaudited)

	For the Nine Months Ended October 31, 2005				For the Nine Months Ended October 31, 2004
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenues	$858,401	$—		$858,401	$789,322	$—		$789,322
Cost of revenues	182,232	(6,548	) (a)	175,684	172,341	(9,426	)(a)	162,915

Gross profit	676,169	6,548		682,717	616,981	9,426		626,407
Operating expenses	528,061	(5,896	)(b)(c)(d)	522,165	481,141	(10,542	)(b)(c)(d)	470,599

Income from operations	148,108	12,444		160,552	135,840	19,968		155,808
Interest and other, net	7,212	1,691	(e)	5,521	(8,108)	—	(e)	(8,108)

Income before provision for income taxes	155,320	10,753		166,073	127,732	19,968		147,700
Provision for income taxes	47,977	1,844	(f)	49,821	38,320	5,988	(f)	44,308

Net income	$107,343	$8,909		$116,252	$89,412	$13,980		$103,392

Net income per share	$0.27			$0.29	$0.21			$0.25

Diluted shares outstanding	398,907			398,907	418,113			418,113

(a)	Non-GAAP cost of revenues exclude $6,548 and $9,426 related to impairment and amortization of acquired intangible assets for the nine months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred stock compensation and other acquisition-related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(b)	Non-GAAP operating expenses exclude $1,296 and $2,377 related to acquisition-related deferred compensation expense for the nine months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred stock compensation and other acquisition-related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(c)	Non-GAAP operating expenses also exclude $0 and $8,165 related to facilities consolidation for the nine months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude expenses related to facilities consolidation because the companies restructuring activities have been non-recurring and infrequent and therefore may not be considered directly related to our on-going core business operations.
(d)	Non-GAAP operating expenses also exclude $4,600 and $0 related to acquisition-related in-process research and development for the nine months ended October 31, 2005 and 2004, respectively. Management believes it is useful in measuring BEA’s operations to exclude acquisition-related in-process research and development because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition.
(e)	Non-GAAP interest and other, net excludes the net gain of $1,691 and $0 related to a minority interest in equity securities for the nine months ended October 31, 2005 and 2004, respectively. The net gain represents a return of investment in minority interest in an equity security that had been written off due to impairment in a prior fiscal year. Management believes it is useful in measuring BEA’s operations to exclude the gain on the minority interest in equity securities because this gain is not part of the company’s operations but instead is a non-operating gain that is included in other income and is part of BEA’s investment activities.
(f)	Provision for income taxes assumes a tax rate of 30 percent and includes the impact of these non-GAAP adjustments.

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November 17, 2005 / Page 8

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 31, 2005	January 31, 2005
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	$894,093	$777,754
Restricted cash	1,984	1,648
Short-term investments	549,851	830,063
Accounts receivable, net	250,121	258,655
Other current assets	53,056	44,077

Total current assets	1,749,105	1,912,197

Property and equipment, net	347,565	347,571
Acquired intangible assets, net	247,160	71,305
Long-term restricted cash	2,644	4,130
Other long-term assets	22,334	13,191

	$2,368,808	$2,348,394

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$246,773	$219,422
Deferred revenues	303,106	312,310
Current portion of notes payable and other obligations	581	459

Total current liabilities	550,460	532,191

Notes payable and other long-term obligations	238,870	233,036
Convertible subordinated notes	550,000	550,000

Stockholders’ equity:
Common stock	1,282,732	1,202,124
Retained earnings	219,398	112,055
Deferred compensation	(10,786)	(8,874)
Treasury stock	(464,579)	(284,551)
Accumulated other comprehensive income	2,713	12,413

Total stockholders’ equity	1,029,478	1,033,167

	$2,368,808	$2,348,394

(*)	Derived from audited consolidated financial statements.